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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                Filed pursuant to Section 13 or 15(d) of

                   THE SECURITIES EXCHANGE ACT OF 1934

                     September 12, 1997 (September 10, 1997)
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             Date of Report (Date of earliest event reported)

                     PHYSICIAN COMPUTER NETWORK, INC.
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           (Exact name of registrant as specified in charter)


                                New Jersey
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             (State or other jurisdiction of incorporation)


                                 0-19666
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                        (Commission File Number)


                                22-2485688
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                    (IRS Employer Identification No.)


                          1200 The American Road
                      Morris Plains, New Jersey 07950
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                (Address of principal executive officers)



                             (201) 490-3100
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               (Registrant's telephone number, including area code)
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     ITEM 5.   Other Events
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               On September 10, 1997, the Registrant entered into a
     Credit Agreement (the "Agreement") with Lehman Commercial Paper
     Inc., as the arranger and syndication agent, Fleet Bank, N.A., as the administrative agent, and a group of banks and financial institutions pursuant to which it established a senior secured revolving credit facility of $110,000,000. The term of such revolving credit facility is four years. The facility is available to provide financing for acquisitions, working capital and general corporate purposes.



               (c)  Exhibits.
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               Exhibit 1 -- Press Release dated September 11, 1997.

               Exhibit 2 -- Credit Agreement dated as of September 10, 1997, among Physician Computer Network, Inc., Lehman Commercial Paper Inc., as Arranger and Syndication Agent, Fleet Bank, N.A., as administrative agent, and the several lenders from time to time parties thereto.

               Exhibit 3 -- Guarantee and Collateral Agreement dated as of September 10, 1997, among Physician Computer Network, Inc. and certain of its Subsidiaries in favor of Fleet Bank, N.A., as Administrative Agent.
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                                SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PHYSICIAN COMPUTER NETWORK, INC.
                                             (REGISTRANT)


     Date:  September 11, 1997     By: /s/ John F. Mortell
                                      John F. Mortell
                                      Executive Vice President
                                      and Chief Operating Officer